                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


                          THE WILLIAMS COMPANIES, INC.
                           MULTIYEAR CREDIT AGREEMENT


                               CONSENT AND WAIVER
                          DATED AS OF JANUARY 22, 2003



                    This CONSENT AND WAIVER, dated as of January 22, 2003, under
(a) the First Amended and Restated Credit Agreement dated October 31, 2002 (the "Credit Agreement"), among The Williams Companies, Inc., a Delaware corporation ("TWC"), Northwest Pipeline Corporation, a Delaware corporation ("NWP"), Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL"), and Texas Gas Transmission Corporation, a Delaware corporation ("TGT"); TWC, NWP, TGPL and TGT each a "Borrower" and collectively, the "Borrowers"), the financial institutions and other Persons from time to time party thereto (the "Banks"), JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citicorp USA, Inc., as agent (the Agent") and (b) the Collateral Trust Agreement, dated as of July 31, 2002, among TWC and certain of its Subsidiaries in favor of Citibank, N.A., as collateral trustee (the "Collateral Trustee") for the benefit of the holders of the Secured Obligations (as defined therein), as amended by that First Amendment to Collateral Trust Agreement dated October 31, 2002 (such agreement, as amended, being referred to herein as the ~'Collateral Trust Agreement"). Capitalized terms used without definition in this Consent and ~Waiver shall have the meanings provided in the Credit Agreement and the Collateral Trust Agreement. Any amendment to the definition of any term provided in the Credit Agreement shall promptly be provided in writing to the Collateral Trustee and shall have no effect hereunder unless consented to by the Collateral Trustee.


                                  WITNESSETH:

                    WHEREAS, pursuant to Section 5.01(e) of the Credit Agreement, TWC is required to grant an Acceptable Security Interest over any portion of the Refinery located in Alaska owned by TWC or any of its Subsidiaries within 15 Business Days of December 31, 2002;

                    WHEREAS, TWC was recently informed by its local counsel that Alaska regulations require additional provisions (the "Regulatory Provisions") be added to the pledge of certain of the real property interests related to the Refinery located in Alaska (the "Alaska Refinery");

                  WHEREAS, pursuant to that certain notice letter dated January 22, 2003 (the "Notice Letter"), delivered by TWC, TWC has requested that the Banks consent to an extension of the time period for granting an Acceptable Security Interest in the Alaska Refinery; and



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                  WHEREAS, the Banks party hereto are willing to grant the
requests of TWC;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. Consent and Waiver. Subject to the occurrence of the Effective Date (as defined herein), the Banks agree as follows:

                  (a) The Banks party hereto, each as holders of the Secured Obligations, consent to an extension of the time period with respect to the requirement to grant an Acceptable Security Interest in the Alaska Refinery to April, 25, 2003.

                  (b) The Banks hereby instruct the Collateral Agent to undertake any and all actions as the Collateral Agent reasonably determines are necessary or desirable to ascertain the possible effect of the Regulatory Provisions.

                  SECTION 2. Conditions to Effectiveness. The provisions of this Consent and Waiver shall become effective as of the date first above written (the "Effective Date") when, and only when, the Agent or Collateral Trustee, as applicable, shall have received counterparts of this Consent and Waiver duly executed by each of the Borrowers and Banks constituting, in the aggregate, the Majority Banks.

                  SECTION 3. Reference to and Effect on the Transaction
Documents.

                  (a) On and after the effectiveness of this Consent and Waiver, each reference in the Credit Agreement to "hereunder", "hereof' or words of like import referring to the Credit Agreement and each reference in the other Transaction Documents (as defined below) to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Consent and Waiver.

                  (b) The Credit Agreement and each of the L/C Collateral Documents (together, the "Transaction Documents"), as specifically modified by this Consent and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Consent and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Agent, the Collateral Agent or the Collateral Trustee under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION 4. Execution in Counterparts. This Consent and Waiver may be




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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Consent and Waiver.

                  SECTION 5. Governing Law. This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

                  SECTION 6. Entire Agreement; Modification. This Consent and Waiver constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                  SECTION 7. Waiver Provisions. This Consent and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.



                              [Signatures follow.]






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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              CITICORP USA, INC. as Agent and as Bank

                              By:   /s/  Lydia G. Junek
                                 -----------------------------------------------
                              Name:  Lydia G. Junek
                              Title: Attorney-in-Fact















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                                   JPMORGAN CHASE BANK (formerly known as
                                   THE CHASE MANHATTAN BANK),
                                   as Co-Syndication Agent and as Bank

                                   By:   /s/   Thomas T. How
                                      -----------------------------------------
                                      Name:  Thomas T. How
                                      Title: Vice President
















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                            COMMERZBANK AG,
                            as Co-Syndication Agent and as Bank

                            By:  /s/   Harry Yergey
                                 ----------------------------------------------
                            Name:   Harry Yergey
                            Title:  Senior Vice President & General Manager


                            By:  /s/   Brian Campbell
                               ------------------------------------------------
                            Name:   Brian Campbell
                            Title:  Senior Vice President












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                           CREDIT LYONNAIS NEW YORK BRANCH,
                           As Documentation Agent and as Bank

                           By:   /s/   Phillippe Soustra
                               ------------------------------------------------
                           Name:   Phillippe Soustra
                           Title:  Executive Vice President









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                         BANK ONE, N.A. (Main Office - Chicago),
                         As Bank

                         By:    /s/   Tipton J. Burch
                           ----------------------------------------------------
                           Name:   Tipton J. Burch
                           Title:  First Vice President









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                            UBS AG, STAMFORD BRANCH, as Bank

                            By:  /s/   Kelly Smith
                               ------------------------------------------------
                            Name:   Kelly Smith
                            Title:  Recovery Management


                            By: /s/   William A. Roche
                               ------------------------------------------------
                            Name:   William A. Roche
                            Title:  Executive Director
                                    Recovery Management

                          SOCIETE GENERALE, SOUTHWEST AGENCY,
                          As Bank

                          By:   /s/   J. Douglas McMurrey, Jr.
                             ---------------------------------------------------
                          Name:   J. Douglas McMurrey, Jr.
                          Title:  Managing Director






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                         NATIONAL WESTMINSTER BANK PLC
                         NEW YORK BRANCH, as Bank

                         By:  /s/   Charles Greer
                            ---------------------------------------------------
                         Name:  Charles Greer
                         Title: Senior Vice President




















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                              MIZUHO CORPORATE BANK, LIMITED,
                              NEW YORK BRANCH, as Bank

                              By:   /s/   Jacques Azagury
                                 ----------------------------------------------
                              Name:  Jacques Azagury
                              Title: SVP and Manager


















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                           FLEET NATIONAL BANK
                           (formerly known as BANK BOSTON, N.A.)
                           as Bank

                           By:    /s/   Matthew M. Speh
                              -------------------------------------------------
                           Name:   Matthew M. Speh
                           Title:  Authorized Officer

















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                             CIBC INC., as Bank

                             By:   /s/   Mercedes M. Arango
                                -----------------------------------------------
                             Name:   Mercedes M. Arango
                             Title:  Executive Director



















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                              BARCLAYS BANK PLC, as Bank

                              By:   /s/   Nicholas A. Bell
                                 ----------------------------------------------
                              Name:   Nicholas A. Bell
                              Title:  Director, Loan Transaction Management

















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                              THE BANK OF NOVA SCOTIA, as Bank

                              By:  /s/   V. Gibson
                                -----------------------------------------------
                              Name:  V. Gibson
                              Title: Assistant Agent






















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                          THE BANK OF NEW YORK, as Bank

                          By:   /s/   Lizanne T. Eberle
                            ---------------------------------------------------
                          Name:  Lizanne T. Eberle
                          Title: Vice President











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                         BANK OF MONTREAL, as Bank

                         By:   /s/   MaryLee Latta
                            ---------------------------------------------------
                         Name:   MaryLee Latta
                         Title:  Director
















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                           BANK OF AMERICAN, N.A., as Bank

                           By:  /s/  Claire M. Liu
                              -------------------------------------------------
                           Name:  Claire M. Liu
                           Title: Managing Director























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                              ABN AMRO BANK, N.V., as Bank

                              By:  /s/   Frank R. Russo, Jr.
                                 ----------------------------------------------
                              Name:  Frank R. Russo, Jr.
                              Title: Group Vice President


                              By:   /s/   Jeffery G. White
                                -----------------------------------------------
                              Name:  Jeffery G. White
                              Title: Vice President














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                              BANK OF OKLAHOMA, N.A., as Bank

                              By:   /s/   Robert D. Mattax
                                 ----------------------------------------------
                              Name:  Robert D. Mattax
                              Title: Senior Vice President
















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                           CREDIT SUISSE FIRST BOSTON, as Bank

                           By:  /s/   S. William Fox
                              -------------------------------------------------
                           Name:   S. William Fox
                           Title:  Director


                           By:   /s/   Ian Nalitt
                              -------------------------------------------------
                           Name:   Ian Nalitt
                           Title:  Associate
















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                         WESTLB AG, NEW YORK BRANCH, as Bank

                         By:  /s/   Salvatore Battinelli
                            ---------------------------------------------------
                         Name:   Salvatore Battinelli
                         Title:  Managing Director, Credit Department


                         By:   /s/  Duncan M. Robertson
                            --------------------------------------------------
                         Name:  Duncan M. Robertson
                         Title: Director


















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                            ROYAL BANK OF CANADA, as Bank

                            By:   /s/   Peter Barnes
                               ------------------------------------------------
                            Name:  Peter Barnes
                            Title: Senior Manager
















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                         TORONTO DOMINION (TEXAS) INC., as Bank

                         By:   /s/   Jill Hall
                            ---------------------------------------------------
                         Name:   Jill Hall
                         Title:  Vice President












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Acknowledged and Agreed:

THE WILLIAMS COMPANIES, INC.

By:   /s/  James G. Ivey
   ---------------------------------------------
Name:   James G. Ivey
Title:  Treasurer


TEXAS GAS TRANSMISSION CORPORATION

By:  /s/  James G. Ivey
   ---------------------------------------------
Name:   James G. Ivey
Title:  Assistant Treasurer


TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By:  /s/   James G. Ivey
   ---------------------------------------------
Name:   James G. Ivey
Title:  Assistant Treasurer


NORTHWEST PIPELINE CORPORATION

By:  /s/   James G. Ivey
   ---------------------------------------------
Name:   James G. Ivey
Title:  Assistant Treasurer



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